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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 1, 2004
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                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)

       Maryland                        1-31962                    20-0611663
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


10250 Regency Circle, Suite 100, Omaha, Nebraska                    68114
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (402) 391-0010
                                                       --------------


                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.01.  ACQUISITION OF ASSETS

         On October 26, 2004, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the United States Citizenship and Immigration Services (USCIS) building at 3000 Sidney Street, Pittsburgh, Pennsylvania for approximately $10.4 million. The purchase price was determined through arms-length negotiations between GPT and sellers, unrelated parties with an address at 333 Baldwin Road, Pittsburgh, Pennsylvania. GPT funded the purchase price with cash on hand.

         The Pittsburgh USCIS property, completed in March 2004, is fully leased by the federal government under a modified gross lease. The property is occupied by the USCIS and totals approximately 36,000 rentable square feet. The current lease with the federal government expires in February 2014.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.

         The Pittsburgh USCIS property began operations in March 2004 and therefore financial statements required pursuant to Rule 3-14 of Regulation S-X are not applicable.

         (b)  Pro forma financial information

         The Pittsburgh USCIS property began operations in March 2004 and therefore pro forma financial information pursuant to Article 11 of Regulation S-X is not applicable.

         (c)  Exhibits

         None







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GOVERNMENT PROPERTIES TRUST, INC.


Date:  November 1, 2004                        By:  /s/ Nancy D. Olson
                                                    ----------------------------
                                                    Nancy D. Olson
                                                    Chief Financial Officer
                                                    and Treasurer